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                            RESTATED AGREEMENT NOT TO SELL

Joseph Charles & Associates, Inc.
356 North Camden Drive
Beverly Hills, California  90210

Ladies and Gentlemen:

    We refer to the 10% Unsecured Convertible Promissory Notes due December 30, 1997 (the "Notes") issued by NAVIDEC, Inc., a Colorado corporation (the "Company") and sold in a private placement to accredited investors in reliance upon exemptions from the Securities Act of 1933, as amended (the "Act"), all as described in the Company's Confidential Private Placement Memorandum dated July 18, 1996 and supplemented September 18, 1996 (the "Memorandum"). As described in the Memorandum, if a contemplated initial public offering (the "Public Offering") of the Company's securities registered with the Securities and Exchange Commission under the Act is consummated prior to the Maturity Date, the Notes, upon consummation of the Public Offering, are automatically converted for each $50,000 principal amount into 12,142.67 Units (adjusted to reflect reverse stock splits since the date of the Memorandum), with each Unit consisting of one share of Common Stock and one Warrant to purchase one share of such Common Stock. The Common Stock and the Warrants are to be included for registration in the Registration Statement relating to the Public Offering.

    As a condition to the purchase of any of the Notes (as described in the Memorandum) and the ability to sell shares in the Public Offering, the undersigned has agreed not to sell for a period of ten months after the consummation of the Public Offering any of the Common Stock or Warrants received by the undersigned upon conversion of the Notes in excess of such number of shares of Common Stock which provide to the undersigned gross proceeds from the sale thereof up to a maximum of the principal amount of the Notes converted based upon the Public Offering price of the shares of Common Stock. (By way of example of the foregoing, and not by way of any limitation, if the undersigned purchased a Note in the principal amount of $50,000 and the share price in the Public Offering is $7.00, the undersigned could sell up to 7,143 shares of Common Stock.) Accordingly, in consideration of the sale of the Notes to the undersigned and the agreement of the Company to use its best efforts to include shares of Common Stock of the undersigned in the Public Offering, the undersigned agrees not to offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or otherwise dispose of (collectively, the "Resale Restrictions") (i) any shares of Common Stock or Warrants in excess of such number of shares of Common Stock which would provide to the undersigned gross proceeds from the sale thereof at the Public Offering price for such shares up to a maximum of the principal amount of the Notes converted, or (ii) the Common Stock issuable upon exercise of the Warrants for a period of ten months after the consummation of the Public Offering (the "Restriction Period").

    As a reasonable means of ensuring compliance with the terms of this Agreement, the undersigned further agrees that (i) the undersigned shall deliver the certificates evidencing the
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Joseph Charles & Associates, Inc.
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shares of Common Stock for deposit with an escrow agent during the
Restriction Period; (ii) the certificates representing the shares of Common Stock shall have noted conspicuously thereon a legend that such shares are subject to the restrictions on transfer imposed by the terms of this Agreement; and (iii) the Company may instruct the transfer agent for the Common Stock to place a transfer restriction on such transfer agent's records.

    Notwithstanding the foregoing, if the undersigned is an individual, he or she may transfer any or all of the shares of Common Stock or Warrants subject to the Resale Restrictions either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust, the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided, however, that in any such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such shares of Common Stock and/or Warrants subject to the provisions of this Agreement.
For purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

    In addition, notwithstanding the foregoing, if the undersigned is a partnership, the partnership may transfer any shares of Common Stock or Warrants subject to the Resale Restrictions to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, and any partner who is an individual may transfer shares of Common Stock or Warrants subject to the Resale Restrictions by gift, will or intestate succession to his or her immediate family (as defined above) or ancestors; and if the undersigned is a corporation, the corporation may transfer shares of Common Stock or Warrants subject to the Resale Restrictions to any shareholder of such corporation and any shareholder who is an individual may transfer shares of Common Stock or Warrants subject to the Resale Restrictions by gift, will or intestate succession to his or her immediate family (as defined above) or ancestors; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such shares of Common Stock and/or Warrants subject to the provisions of this Agreement, and there shall be no further transfer except in accordance with this Agreement.
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Joseph Charles & Associates, Inc.
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    This Agreement supersedes all prior agreements and understandings among the undersigned, the Company and Joseph Charles & Associates, Inc., including without limitation the Agreement Not to Sell executed in connection with the undersigned's initial subscription for purchase of the Notes and the Supplement to Confidential Private Placement Memorandum dated September 18, 1996.

                             Very truly yours,

                             By:
                                  ----------------------------------------
Shares of common stock                        Signature
(including shares which
may be acquired through           ----------------------------------------
warrants) subject                 Spouse's signature if joint tenancy
to this Agreement
after consummation of             ----------------------------------------
Public Offering                   Printed name of person or entity

                                  Title if signing for an entity _________
                                  Dated:  January ___, 1997